SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 20, 2005
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                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                      1-1031                  22-0743290
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ         08875-6707
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                           PAGE

ITEM 8.01    OTHER EVENTS                                                   3

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS                              3

Item 8.01. Other Events

     On January 20, 2005, Ronson Corporation (the "Company") issued a press release in the form attached as Exhibit 99.a, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this current report. This information is not filed but is furnished pursuant to Regulation FD.


Item 9.   Financial Statements and Exhibits

          a)   Financial Statements: None.

          b)   Pro Forma Financial Information: None.

          c)   Exhibits:

               99.a) Ronson Corporation Press Release dated January 20, 2005,
                     "Ronson's Response to Most Recent Lichtenstein/Steel Partners Misleading Press Release".

                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Ronson Corporation


                                                      /s/Daryl K. Holcomb
                                                      -------------------
                                                      Daryl K. Holcomb
                                                      Vice President &
                                                      Chief Financial Officer,
                                                      Controller and Treasurer
Dated:  January 21, 2005